SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 1, 2004

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      1-16239                06-1481060
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


            7 Commerce Drive
           Danbury, Connecticut                                     06810
 (Address of principal executive offices)                         (Zip code)




       Registrant's telephone number, including area code: (203) 794-1100

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
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Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4




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

Item 5.       Other Events.

      On July 1, 2004, ATMI, Inc., a Delaware corporation, issued a press release announcing that it sold its semiconductor fabrication plant parts cleaning services business, "Fab Services," to Materials Support Resources (Delaware), Inc., a wholly-owned subsidiary of Support Resources Holdings which provides Semiconductor Manufacturers and Equipment Suppliers a total outsource solution for system repair and maintenance including parts management, cleaning, refurbishment, engineering upgrade support, and automated service software all designed to lower the total cost of system maintenance, effective June 30. 2004.

Item 7.     Exhibits.

Exhibit No.    Description
-----------    -----------

99.1 Press Release, dated July 1, 2004, entitled "ATMI Sells Fab Services Business to Materials Support Resources."




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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2004

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
                                          ------------------------------
                                          Name:  Daniel P. Sharkey
                                          Title: Vice President, Treasurer and
                                                 Chief Financial Officer




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